EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Hydrogen Engine Center, Inc. (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Theodore G. Hollinger, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated
                   results  of   operations  of  the  Company  for  the  periods
                   presented.

  August 25, 2006                            /s/ Theodore G. Hollinger
                                             -------------------------------
                                             Theodore G. Hollinger,
                                             Chief Executive Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.